Exhibit 99.1

McGraw Hill, Inc. Announces Further Deleveraging

with Additional $150 Million of Debt Reduction

COLUMBUS, Ohio (October 16, 2025) – McGraw Hill, Inc. (NYSE: MH) (“McGraw Hill” or the “Company”) today announced that it has successfully strengthened its balance sheet with a $150 million prepayment of principal under its outstanding term loan facility (the “Term Loan”).

With this paydown, since its initial public offering in July of 2025, McGraw Hill has made principal payments under the Term Loan of $539 million, bringing the outstanding balance thereunder to approximately $618 million.

“Gross debt reduction remains a top financial priority for McGraw Hill, and we believe that our continued deleveraging demonstrates the strength of our business,” said Bob Sallmann, McGraw Hill’s Executive Vice President and Chief Financial Officer. “Combined with our previous debt paydown using proceeds from our initial public offering and the subsequent repricing of our term loan facility, we now expect to realize just over $40 million in annualized cash interest savings. We believe that this prepayment is a testament to our financial discipline and our commitment to our 2-2.5x net leverage target.”

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McGraw Hill

McGraw Hill (NYSE: MH) is a leading global provider of education solutions for preK-12, higher education and professional learning, supporting the evolving needs of millions of educators and students around the world. We provide trusted, high-quality content and personalized learning experiences that use data, technology and learning science to help students progress towards their goals. Through our commitment to fostering a culture of innovation and belonging, we are dedicated to improving outcomes and access to education for all. We have over 30 offices across North America, Asia, Australia, Europe, the Middle East and South America, and make our learning solutions available in more than 80 languages. Visit us at mheducation.com or find us on Facebook, Instagram, LinkedIn or X.

Safe Harbor Statement

This press release may include statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements can be identified by the use of forward-looking terminology, including terms such as “believes,” “estimates,” “anticipates,” “expects,” “projects,” “intends,” “plans,” “may,” “will,” “should” or “seeks” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts and include, but are not limited to, statements regarding the Company’s intentions, beliefs or current expectations concerning, among other matters, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which it operates. By their nature, forward-looking statements involve risks and uncertainties, as they relate to events, and depend on circumstances, that may or may not occur in the future. The Company’s expectations, beliefs and projections are expressed in good faith, and the Company believes there is a reasonable basis for them; however, the Company cautions readers that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and the developments in the industry in which the Company operates, may differ materially from those made in, or suggested by, the forward-looking statements contained in this press release. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this press release, including those described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus filed pursuant to Rule 424(b) under the Securities Act filed on July 24, 2025, the Company’s Quarterly Report on Form 10-Q filed on August 14, 2025 and in other filings made with the U.S. Securities and Exchange Commission. In addition, even if our results of operations, financial condition and liquidity and the developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. Any forward-looking statements that the Company makes in this press release speak only as of the date of such statement. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities law.

Investor Contact:

Danielle Kloeblen

Danielle.kloeblen@mheducation.com

Zack Ajzenman

Zack.ajzenman@mheducation.com

Media Contact:

Cathy McManus

Cathy.mcmanus@mheducation.com

Tyler Reed

Tyler.reed@mheducation.com

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